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                                                                     EXHIBIT 99

                          KEY AUTO FINANCE TRUST 1997-1
             MONTHLY STATEMENT TO NOTEHOLDERS AND CERTIFICATEHOLDERS
                          Servicer: Key Bank USA, N.A.
                    Indenture Trustee: Bankers Trust Company
                  Owner Trustee: Chase Manhattan Bank Delaware


Collection Period:  February 1  to February 28, 1998
Distribution Date:  March 16, 1998


Statement for Class A and Class B Noteholders and Certificateholders
Pursuant to Section 5.6 of the Sale and Servicing Agreement                            Per $1,000 of Original
                                                                                          Class A/Class B
                                                                                          Certificate Amount
                                                                                     -----------------------------
(i)  Principal Distribution
         Class A-1 Note  Amount                                            11,664,766.46                        38.8825549
         Class A-2 Note  Amount                                                     0.00                         0.0000000
         Class A-3 Note  Amount                                                     0.00                         0.0000000
         Class B  Note  Amount                                                      0.00                         0.0000000
         Certificates  Amount                                                       0.00                         0.0000000


(ii)  Interest Distribution
         Class A-1 Note  Amount                                               615,335.30                         2.0511177
         Class A-2 Note  Amount                                               332,750.00                         5.0416667
         Class A-3 Note  Amount                                               236,472.63                         5.1250000
         Class B  Note  Amount                                                140,304.00                         5.3333333
         Certificates  Amount                                                 112,535.50                         6.4166667


(iii)    Total Pool Balance of Notes and Certificates
           (end of Collection Period)                                     270,543,860.51

(iv)     Class A-1 Notes Balance (end of Collection Period)               114,557,860.51
         Class A-1 Pool Factor (end of Collection Period)                                                        0.3818595
         Class A-2 Notes Balance (end of Collection Period)                66,000,000.00
         Class A-2 Pool Factor (end of Collection Period)                                                        1.0000000
         Class A-3 Notes Balance (end of Collection Period)                46,141,000.00
         Class A-3 Pool Factor (end of Collection Period)                                                        1.0000000
         Class B Notes Balance (end of Collection Period)                  26,307,000.00
         Class B Pool Factor (end of Collection Period)                                                          1.0000000
         Certificates Balance (end of Collection Period)                   17,538,000.00
         Certificates Pool Factor (end of Collection Period)                                                     1.0000000


(v)      Basic Servicing Fee                                                  232,125.15                         0.5090620


(vi)     Aggregate Net Losses                                               1,064,313.91





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

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                         KEY AUTO FINANCE TRUST 1997-1
             MONTHLY STATEMENT TO NOTEHOLDERS AND CERTIFICATEHOLDERS
                          Servicer: Key Bank USA, N.A.
                    Indenture Trustee: Bankers Trust Company
                  Owner Trustee: Chase Manhattan Bank Delaware


Collection Period:  February 1  to February 28, 1998
Distribution Date:  March 16, 1998

Statement for Class A and Class B Noteholders and Certificateholders
Pursuant to Section 5.6 of the Sale and Servicing Agreement                            Per $1,000 of Original
                                                                                           Class A/Class B
                                                                                          Certificate Amount
                                                                                     -----------------------------

(vii)    Reserve Account Balance after Giving Effect to Payments               8,116,664.47
        Made on Distribution Date
         Specified Reserve Account Balance after Giving Effect to Payments     8,116,664.47
        Made on Distribution Date
         Draws on Reserve Account                                                      0.00
         Deposits to Reserve Account                                                   0.00


(viii)   Class A-1 Notes Interest Carryover Shortfall                                  0.00                         0.0000000
         Class A-2 Notes Interest Carryover Shortfall                                  0.00                         0.0000000
         Class A-3 Notes Interest Carryover Shortfall                                 (0.00)                        0.0000000
         Class B Notes Interest Carryover Shortfall                                    0.00                         0.0000000
         Certificates Interest Carryover Shortfall                                     0.00                         0.0000000
         Class A-1 Notes Principal Carryover Shortfall                                 0.00                         0.0000000
         Class A-2 Notes Principal Carryover Shortfall                                 0.00                         0.0000000
         Class A-3 Notes Principal Carryover Shortfall                                 0.00                         0.0000000
         Class B Notes Principal Carryover Shortfall                                   0.00                         0.0000000
         Certificates Principal Carryover Shortfall                                    0.00                         0.0000000


(ix)     Additional Principal Distributable Amount                                     0.00



(x)      Aggregate Purchase Amount of Receivables Repurchased by the Seller            0.00
          or purchased by Servicer


(xi)  Delinquent Contracts
                                                                                       Number                        Balance
                                                                           ----------------------------------------------------
           30-59 Days                                                                   544                      5,809,821.73
           60-89 Days                                                                   116                        970,572.60
           90 Days or More                                                              266                      1,848,290.25



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